UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

Sensei Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39980	83-1863385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Research Blvd, Suite 125 Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 243-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SNSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2025, Sensei Biotherapeutics, Inc. (the “Company”) entered into Retention Agreements with Christopher Gerry, its President and Principal Executive Officer, and Josiah Craver, its Senior Vice President of Finance and Principal Finance and Accounting Officer (the “Retention Agreements”), which amend in part the compensatory provisions of their existing employment agreements with the Company. Pursuant to the Retention Agreements, the Company agreed that the annual base salaries for Messrs. Gerry and Craver would be $425,000 and $400,000, respectively, each effective as of November 14, 2025. Messrs. Gerry and Craver are also eligible to receive an annual target bonus equal to 40% of their respective base salaries beginning with the year ending December 31, 2026.

In addition, pursuant to the Retention Agreements, Messrs. Gerry and Craver are eligible for retention bonuses as follows: (i) a first retention bonus equal to their full target annual bonus for 2025 if (a) they remain employed at the Company through February 13, 2026 or (b) they are terminated without cause or resign for good reason prior to February 13, 2026 not in connection with a change in control; and (ii) a second retention bonus equal to their target annual bonus for 2026 pro rated for the number of months such employee was employed during 2026 if they are terminated without cause or resign for good reason prior to the payment of 2026 bonuses; provided that if the termination without cause or resignation for good reason does not occur in connection with a change in control, then such employee will be entitled to two times the second retention bonus payment.

The foregoing severance benefits are contingent upon the executive timely executing a separation agreement and release of claims against the Company.

The foregoing description of the Retention Agreements do not purport to be complete and are qualified by reference to the full text of each agreement, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sensei Biotherapeutics, Inc.

Date: December 23, 2025	/s/ Christopher W. Gerry
Christopher W. Gerry
President and Principal Executive Officer

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